EXHIBIT 99.1
UBS 2007 Leveraged Finance Conference
UBS 2007 Leveraged Finance Conference
May 2007
May 2007

Statements made in this presentation may contain “forward-looking” information, such as forecasts of future financial performance. Such statements involve risks and uncertainties and are subject to change at any time. Factors that could cause actual results to differ materially include, but are not limited to, the following: potential liability for losses not covered by, or in excess of, our insurance; continued compliance by the Company under its debt agreements; changes in Medicare and Medicaid reimbursements; the impact of federal and state regulations and investigations; changes in payor mix and payment methodologies; our ability to integrate the operations of Harborside Healthcare Corporation; our ability to generate sufficient cash flow to operate our business; our ability to receive increases in reimbursement rates from government payors to cover increased costs; and competition for qualified staff in the healthcare industry. More information on these and other factors that could affect our business and financial results are included in our Annual Report on Form 10-K for the year ended December 31, 2006 and other public filings made with the Securities and Exchange Commission.
The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution that any forward-looking statements made by us are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
Furthermore, any reference to non-GAAP financial information provided is reconciled herein to comparable GAAP financial information included in our SEC filings which are available on our website at www.sunh.com.
Any documents filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting the Investor Relations Department of Sun at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc., 101 Sun Avenue NW, Albuquerque, NM 87109. You may also read and copy any reports, statements, and other information filed by Sun with the SEC at the SEC public reference room at 450 Fifth Street, NW, Room 1200, Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC’s web site for further information on its public reference room.
Forward-Looking Statements

t
Attractive industry fundamentals and reimbursement outlook
t
Nationally diversified portfolio of facilities
t
Focus on high-acuity patients
t
Harborside acquisition creates one of the largest U.S. operators
t
Demonstrated integration track record
t
Strong financial performance and underlying asset coverage
t
Proven and experienced management team
Investment Highlights

Sun Healthcare Group

| Comparison of per Case Rates | SNF | IRF | LTAC |
|---|---|---|---|
| Tracheotomy with Vent | $10,051 | $26,051 | $115,463 |
| Respiratory with Vent | 7,897 | 26,051 | 74,585 |
| Joint Replacement | 6,168 | 17,135 | 67,104 |
| Hip Fracture | 10,618 | 18,427 | 44,533 |
| Stroke | 8,805 | 34,156 | 31,493 |
| Average | $8,727 | $24,384 | $66,677 |

Source: Medpac.

20
15
10
5
0
10%
8%
6%
4%
2%
0%
4
6
7
10
15
21
1.5%
2.0%
2.2%
2.6%
3.9%
5.0%
2000A
2010E
2020E
2030E
2040E
2050E
85+ Population
% of Total Population

17.5
17.0
16.5
16.0
15.5
15.0
16.4
16.7
17.1
17.3
17.0
16.9
16.7
16.5
16.3
16.1
16.0
15.9
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Source: US Census Bureau.
Source: CMS.
SNFs- Lowest Cost Setting for Rehab and Recovery
85+ Population Growth
Declining Number of Nursing Facilities
(in thousands)
(in millions)
The long-term healthcare industry continues to grow due to demographic demand with limited construction of new inpatient facilities.
Attractive Industry Fundamentals

Sun Healthcare Group

SunBridge

SunDance

CareerStaff Unlimited

Staffing
$23.8
Rehab
$20.7
9%
7%
Inpatient
(Incl. Hospice)
$229.1

Staffing
$1.6
Rehab
$1.6
Inpatient
(Incl. Hospice)
$22.5

Q1 2007 Sun Standalone
Revenues by Segment (1)
(Inpatient)
(Staffing)
Total: $273.6 million
Total: $12.7 million
(1) Includes corporate eliminations and excludes sales to affiliates.
($ in millions)
($ in millions)
(1)
(Rehabilitation)
Q1 2007 Sun Standalone
EBITDA by Segment
Sun is a Leading Long-Term
Healthcare Provider
t
Nationwide provider of long-term
    healthcare services to seniors
t
Three operating divisions:
t   15,447 licensed beds in 19 states
t   Headquartered in Irvine, CA
t  19,800 total employees as of March
    31, 2007

2001
2002
2003
2004
2005
2006
November 2001
Rick Matros joined Sun as
Chairman & CEO
February 2002
Exited bankruptcy
December 2004
Completed restructuring
February 2003
Commenced second
restructuring
May 2005
Announced
acquisition of Peak
December 2005
Closed Peak acquisition and
completed equity offering for
net proceeds of $38 million
October 2006
Announced acquisition of
Harborside
December 2006
Completed equity offering
for net proceeds of $121
million and completed
sale of SunPlus
February 2004
Completed PIPE for net
proceeds of $52 million
March 2004
Listed on NASDAQ
FYE December 31,
   2002
    2006(2)
Inpatient Facilities             233
    141
Adj. EBITDAR                 $40.3
   $107.2
% Margin                         5.9%
  10.3%
Adj. EBITDA                   ($2.6)
   $50.5
% Margin                        (0.4%)
  4.8%
($ in millions)
2007
March 2007
Completed $200 million
senior subordinated notes
offering
April 2007
Closed Harborside acquisition
and completed $455 million(1)
senior secured debt offering
(1)
Includes revolving credit, synthetic L/C and delayed draw term loan facilities, all of which were undrawn and close.
(2)
Sun standalone.
Sun’s Recent Developments

Sun Healthcare Group

87.7%
87.7%
Q1-06
Q1-07

31.3%
31.5%
Q1-06
Q1-07

54.1%
55.4%
Q1-06
Q1-07

$143
$144
$224
$380
$149
$147
$282
$405
Q1-06
Q1-07
Medicaid
Private and Other
Commercial Insurance and Veterans
Medicare (Part A)

Medicare as a % of Revenue
Inpatient Revenue Quality Mix (1)
Inpatient Revenue Per Patient Day
Occupancy
(1) Quality mix includes all non-Medicaid inpatient revenues.
Improving Inpatient Performance
Metrics

Sun Healthcare Group

35.3%
27.0%
Q1 2006
Q1 2007

42.9%
34.4%
Q1 2006
Q1 2007

82.0%
78.3%
Q1 2006
Q1 2007

Note:
REX defined as Rehab with Extensive Days.
The inpatient business has a continued opportunity to improve acuity and increase margins.
t
Sun’s rehabilitation therapy segment helps drive
     Medicare inpatient days
▪
Attracts high-acuity patients who require more
     intensive and medically complex care
t
Sun has adapted its business model to increasingly
     provide care for high-acuity patients
▪    Captures the benefit of the January 2006 RUGs
     refinement
–
Added nine high-acuity categories with
     higher reimbursement rates
–    Previously these patients had been admitted to higher
     cost, post-acute care settings
REX Days as a % of Medicare Days
REX Days as a % of Rehab Days
Rehab Days as a % of Total Medicare Days
Sun’s High Acuity Strategy Drives
Margins

Same dedicated integration team is now focusing on the Harborside integration.
Proven Integration Track Record
with Peak Medical
Sun acquired Peak Medical Corporation in December 2005
t
$151.6 million acquisition consideration in stock and assumed debt
t
Operator of 56 inpatient facilities (17 owned) in 7 states
▪
49 SNFs
▪
6 ALFs / ILFs
▪
1 Mental Health Facility
t
Sun management successfully integrated Peak into its inpatient portfolio and achieved approximately $7 million of first year synergies from the transaction, ahead of budget
▪
Corporate Overhead
▪
Billing
▪
Information Technology
▪
Medicare Revenue Mix

Harborside Healthcare Overview

Sun Healthcare Group

Private Pay
and Other
$108.0
19%
Medicare
$172.4
31%
50%
Medicaid $281.8

HARBORSIDE
Healthcare

t
73 SNFs and 2 ALFs/ILFs located in 10 states
▪
53(1) owned and 22 leased
▪
8,979 licensed beds
▪
2006 pro forma revenues and Adjusted
    EBITDA of $653.2 million and $71.6 million,
    respectively
t
FY 2006 occupancy of 91%
t
FY 2006 Medicare revenue of 31%
FY 2006 Inpatient Revenue by Payor
($ in millions)
(1)
Includes the to be acquired Moffie portfolio of five facilities and 688 beds and the NHP portfolio of four facilities and 401 beds.
Total: $562.2 million
Harborside’s High Quality Portfolio

10

Sun Healthcare Group

| State | Facilities | | | Licensed Beds |
|---|---|---|---|---|
| | Owned[1] | Leased[1] | Total | |
| Connecticut | 10 | – | 10 | 1,399 |
| Florida | 5 | 4 | 9 | 1,120 |
| Indiana | 2 | 2 | 4 | 432 |
| Kentucky | 15 | 5 | 20 | 1,871 |
| Maryland | 2 | – | 2 | 283 |
| Massachusetts | 4 | 4 | 8 | 888 |
| New Hampshire | 6 | – | 6 | 507 |
| New Jersey | – | 1 | 1 | 176 |
| Ohio | 7 | 6 | 13 | 2,006 |
| Rhode Island | 2 | – | 2 | 267 |
| Total | 53 | 22 | 75 | 8,979 |

(1) Includes exercise of purchase options for Mohe and NHP facilities

Overlapping State

Regional Office
20
4
13
2
1
6
8
10
2
Harborside State
#
Number of Facilities
Regionally Focused Footprint

Sun Healthcare Group

$653.2
$495.7
$447.4
$421.2
2003
2004
2005
2006

$88.0
$71.6
$60.3
$51.2
$40.6
$32.8
$20.9
$9.9
2003
2004
2005
2006
Adj. EBITDA
Adj. EBITDAR

Adjusted EBITDAR and EBITDA
Revenues
($ in millions)
($ in millions)
Adj. EBITDAR % Margin	9.6%	11.5%	12.2%	13.5%
Adj. EBITDA % Margin	2.4%	4.7%	6.6%	11.0%
Represents the full year impact of acquisitions completed during 2006 and the exercise of the Moffie and NHP purchase options.
Harborside’s Strong Financial Performance

Sun Healthcare Group

89.6%
91.3%
2005
2006

30.6%
30.7%
2006
2006

48.4%
49.9%
2005
2006

$165
$194
$374
$171
$201
$392
2006
2006
Medicaid
Private and Other
Medicare

Medicare as a % of Revenue
Occupancy
Inpatient Revenue Quality Mix (2)
Inpatient Revenue PPD
(1)
Actual year results, including the impact of 2006 acquisitions from the date they closed.
(2)
Quality mix includes all non-Medicaid inpatient revenues.
(1)
(1)
(1)
(1)
Harborside Inpatient Performance Metrics

Combined Company Overview

Sun Healthcare Group

Private Pay and Other
$310.7
22%
Medicare
$446.0
31%
47%
Medicaid
$684.6

(1) Includes exercise of Moffie and NHP purchase options.
Total: $1,441.3 million
FY 2006 Inpatient Payor Mix
t
Strong asset base of 216 inpatient facilities across
     25 states
t
High CON concentration provides barriers to entry
▪
17 of 25 states
t
Significant facility ownership
▪
81 Facilities(1) - 38%
t
Leverages existing Sun infrastructure to realize
    significant cost savings
($ in millions)
Sun Pro Forma for Harborside Acquisition
Acquisition creates one of the largest long-term care operators in the U.S.

24,426 Licensed Beds in 25 States
Existing Sun State
Harborside State
Overlapping State
6
5
10
1
17
3
9
1
12
12
7
9
9
9
8
3
10
2
19
15
4
7
20
1
#
Number of Facilities
17
(1)
Includes the exercise of Harboside’s purchase options on the Moffie portfolio (five facilities) and the NHP portfolio (four facilities).
216 inpatient facilities — 81 owned (38%) (1)
t
17 of the 25 states in which Sun operates are Certificate of Need (“CON”) states
Nationally Diversified Portfolio of Facilities

Sun Healthcare Group

Revenue
61.6%
38.4%
Adj. EBITDAR
52.2%
42.8%
5.0%
Adj. EBITDA
38.2%
54.0%
7.8%
0.0%
50.0%
100.0%
Sun
Harborside
Synergies

| % Margin | Sun Standalone FY 2006 | Pro Forma Sun FY 2006 |
|---|---|---|
| Adjusted EBITDAR | 10.3% | 12.1% |
| Adjusted EBITDA | 4.8% | 7.8% |
| Occupancy | 87.4% | 89.5% |

Consolidated Company Financials
Adjusted Pro Forma for the Fiscal Year ended December 31, 2006
$1,698.8 million
Consolidated
$205.7 million
$132.4 million
Note: Adjusted Pro Forma combines Sun and Harborside results for 2006 annualizing transactions that took place during the year, giving effect to the Moffie and NHP purchase options and normalizing Sun’s results.
Improved Scale, Margins and Occupancy

Harborside Integration Plan
t
Sun management has the experience and skill necessary to integrate large multi-facility acquisitions without disrupting existing operations
t
Dedicated transition team in place with detailed integration planning under way
t
Quickly identified and communicated with key Harborside employees who will be offered positions at Sun
t
Acquisition of Harborside will result in the establishment of a third reporting division with its own dedicated management
t
Identifiable cost saving opportunities of $12-15 million
▪
Sun expects to realize approximately two-thirds of these net synergies over the first twelve months

Financial Performance

Sun Healthcare Group

| ($ in millions) | Low | | High | |
|---|---|---|---|---|
| Revenue | | | | |
| Sun | $ | 1,100.0 | $ | 1,110.0 |
| Harborside | | 505.0 | | 509.0 |
| Total | | 1,605.0 | | 1,619.0 |
| EBITDAR | | | | |
| Sun | | 110.0 | | 114.0 |
| Harborside | | 71.0 | | 73.0 |
| Synergies | | 6.0 | | 6.0 |
| Total | | 187.0 | | 193.0 |
| EBITDA | | | | |
| Sun | | 54.0 | | 58.0 |
| Harborside | | 51.0 | | 53.0 |
| Synergies | | 6.0 | | 6.0 |
| Total | | 111.0 | | 117.0 |
| Depreciation and amortization | | 33.0 | | 34.0 |
| Interest expense, net | | 44.0 | | 45.0 |
| Pre-tax | | 34.0 | | 38.0 |
| Income taxes @ 35% | | 11.9 | | 13.3 |
| Net Income | $ | 22.1 | $ | 24.7 |
| Diluted weighted-average shares | | 44.0 | | 44.0 |
| Diluted earnings per share | $ | 0.50 | $ | 0.56 |
| EBITDAR Margin | | 11.7% | | 11.9% |
| EBITDA Margin | | 6.9% | | 7.2% |

Sun’s 2007 full-year guidance includes only nine months of impact from the Harborside acquisition. As such, Sun anticipates annual 12 month run rates for depreciation and amortization to be approximately $39 to $41 million and annual 12 month run rates for net interest expense to be approximately $56 to $59 million.
2007 Guidance

Sun Healthcare Group

*($ in millions)*

| | |
|---|---|
| **2006 Pro Forma EBITDA** | **$132.4** |
| 2007 Guidance Pro Forma EBITDA, at midpoint | 114.0 |
| Less: Q1-2007 Sun EBITDA | (12.7) |
| Pro Forma 9 months Guidance EBITDA, at midpoint | 101.3 |
| **Annualized Pro Forma 9 months Guidance EBITDA, at midpoint** | **$135.1** |
| *Adjustments to 2007 Guidance Pro Forma EBITDA, at midpoint:* | |
| Add: | |
| Imact of Full Year Pro Forma effect of Synergies (see Note 1) | 2.0 |
| Impact of Full Year Pro Forma effect of Moffie | 3.9 |
| Impact Full Year Pro Forma effect of NHP | 2.2 |
| **Total** | **$143.1** |

Note 1: $10mm estimated first year synergies. $6mm guidance synergies. $8mm in nine month annualized guidance synergies
Adjusted Pro Forma EBITDA Bridge

Sun Healthcare Group

| ($ in millions) | | Pro Forma Debt |
| --- | --- | --- |
| New Revolving Credit Facility | | 20.0 |
| Rolled Facility Level Debt | | 110.4 |
| Rolled Moffie Debt | | 30.0 |
| New Senior Secured Delayed Draw Term Loan | | 55.0 |
| New Senior Secured Term Loan | | 310.0 |
| Capitalized Leases | | 1.2 |
| **Senior Secured Debt** | $ | 526.6 |
| Non-Recourse Notes (Clipper) | | 50.0 |
| New Senior Subordinated Notes | | 200.0 |
| **Total Debt** | $ | 776.6 |
| Market Capitalization (as of May 7, 2007) | | 616.8 |
| **Total Capitalization** | $ | 1,393.4 |
| 2007 Adjusted EBITDA | | 143.1 |
| PF Cash Interest Expense [(1)] | | 61.9 |

| **Credit Statistics:** | With Clipper | Without Clipper |
| --- | --- | --- |
| Senior Secured Debt / EBITDA | 3.7x | 3.7x |
| Total Debt / EBITDA | 5.4x | 5.2x |
| EBITDA / Cash Interest Expense | 2.3x | 2.4x |

(1) Pro forma for a full year of interest on debt to be assumed with the exercise of Moffie / NHP purchase options.
Pro Forma Capitalization Table

t
Attractive industry fundamentals and reimbursement outlook
t
Nationally diversified portfolio of facilities
t
Focus on high-acuity patients
t
Harborside acquisition creates one of the largest U.S. operators
t
Demonstrated integration track record
t
Strong financial performance and underlying asset coverage
t
Proven and experienced management team
Investment Highlights

Reconciliations

Definitions of EBITDA and EBITDAR
EBITDA is defined as earnings before depreciation, amortization, interest, net, loss on asset impairment, loss on lease termination, (gain) loss on sale of assets, reorganization gain, net, restructuring costs, net, income tax expense (benefit), and (income) loss from discontinued operations.
EBITDAR is defined as EBITDA before facility rent expense.
EBITDA and EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.
EBITDA and EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA and EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from
EBITDA and EBITDAR are significant components in understanding and assessing financial performance,
EBITDA and EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA and
EBITDAR are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA and EBITDAR as presented may not be comparable to other similarly titled measures of other companies.
Normalized EBITDA and EBITDAR exclude significant adjustments not related to ongoing operations.
Reconciliation Section
Overview

Sun Healthcare Group

| ($ in millions) | Sun<br>For the Year<br>Ended<br>12/31/2006 | Harborside<br>For the Year<br>Ended<br>12/31/2006 | Pro Forma<br>Combined<br>For the Year<br>Ended<br>12/31/2006 (1)(2) | Sun<br>For the Quarter<br>Ended<br>3/31/2007 | Mid-Point Guidance<br>For the Year<br>Ended<br>12/31/2007 |
|---|---|---|---|---|---|
| Income from continuing operations | 14.7 | 11.5 | 24.0 | 6.7 | 36.0 |
| Add: | | | | | |
| D&A | 14.9 | 10.2 | 36.6 | 3.9 | 33.5 |
| Interest | 16.5 | 14.5 | 62.3 | 2.1 | 44.5 |
| Income tax expense | 0.7 | 4.5 | 3.2 | 0.0 | 0.0 |
| **EBITDA** | **$48.8** | **$40.7** | **$126.0** | **$12.7** | **$114.0** |
| Rent | 56.7 | 20.6 | 73.1 | 14.4 | 76.0 |
| **EBITDAR** | **$105.5** | **$77.3** | **$199.1** | **$27.1** | **$190.0** |
| Add: | | | | | |
| Normalizing adjustments | (0.6) | | (0.6) | 0.0 | 0.0 |
| Reclassification of Clipper rent expense | (2.8) | | (2.8) | 0.0 | 0.0 |
| Elimination of non-cash rent charge | 2.5 | | 2.5 | 0.0 | 0.0 |
| Annualizing restructure of Sun's rehab ur | 3.6 | | 3.6 | 0.0 | 0.0 |
| Annualizing renegotiated pharmacy contr | 3.3 | | 3.3 | 0.0 | 0.0 |
| Other Sun adjustments | 2.5 | | 2.5 | 0.0 | 0.0 |
| Loss on contract termination | 1.0 | | 1.0 | 0.0 | 0.0 |
| Loss on sale of assets, net | 0.2 | | 0.2 | 0.0 | 0.0 |
| Harborside acquisition adjustments for CT and KY | | 3.5 | 3.5 | 0.0 | 0.0 |
| Minority interest | | 0.3 | 0.3 | 0.0 | 0.0 |
| Management fee | | 0.6 | 0.2 | 0.0 | 0.0 |
| Additional year-one synergies | | | 0.5 | 0.0 | 0.0 |
| Amortization of favorable lease intangible | | | 0.2 | 0.0 | 0.0 |
| **Adj. EBITDAR Normalized** | **$107.2** | **$81.7** | **$205.5** | **$27.1** | **$190.0** |
| **Adj. EBITDA Normalized** | **$50.5** | **$53.1** | **$132.4** | **$12.7** | **$114.0** |

(1) Per the 8-K filed March 12, 2007

(2) Includes adjustments for Harborside acquisitions completed prior to close and adjustments related to Sun's purchase of Harborside.

Reconciliation Section
Reconciliation to Normalized Pro Forma Sun EBITDA(R)